SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     April 10, 1997


                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 3
             (Exact name of registrant as specified in its charter)


California                          0-21895                       33-6163848
(State or other jurisdiction       (Commission                   (IRS Employer
of incorporation)                  File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits

         a.    Financial Statements of Businesses Acquired.

               Inapplicable.

         b.    Proforma Financial Information

               Proforma Balance Sheet, March 31, 1997
               Notes to Proforma Balance Sheet

         c.    Exhibits

               10.1 Amended and Restated Agreement of Limited Partnership of
                    Broadway Apartments, Limited Partnership (previously filed)




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                  WNC HOUSING TAX CREDIT FUND V, L.P., Series 3
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                 March 31, 1997


                                     ASSETS

                                      Historical      Proforma       Proforma
                                       Balance       Adjustments      Balance

Cash and cash equivalents            $ 4,460,521                    $ 4,460,521
Loans receivable                         276,609       (276,609)              0
Investments in limited partnerships   12,536,923      2,003,595      14,540,518
Other Assets                               7,484              0           7,484
                                     ___________     __________     ___________
                                     $17,281,537     $1,726,986     $19,008,523
                                     ===========     ==========     ===========

                        LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
Payable to limited partnerships      $ 2,006,400    $ 2,003,595
                                                       (276,609)    $ 3,733,386

Accrued fees and expenses due to
    general partner                      125,625              0         125,625
                                       _________      _________      __________
  Total liabilities                    2,132,025      1,726,986       3,859,011
                                       _________      _________      __________
Partners' capital (Note 1):
   General partner                       (23,446)                      (23,446)

   Limited partners                   15,172,958                     15,172,958
                                      __________                     __________
   Total partners equity              15,149,512                     15,149,512
                                      __________                     __________
                                     $17,281,537    $ 1,726,986     $19,008,523
                                     ===========    ===========     ===========











                                  - Unadited -
                See Accompanying Notes to Proforma Balance Sheet


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                  WNC HOUSING TAX CREDIT FUND V, L.P., Series 3
                       (A California Limited Partnership)

                         NOTES TO PROFORMA BALANCE SHEET


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund V, L.P., Series 3 financial statements dated March 31, 1997. WNC Housing Tax Credit Fund V, L.P., Series 3 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 1997, the Partnership had been admitted as majority limited partner to seventeen limited partnerships. Subsequent to March 31, 1997, the Partnership has acquired limited partnership interests in one limited partnership, Broadway. This investment commits the Partnership to capital contributions of $1,726,986 ($2,003,595, less the loan receivable of $276,609.)

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnership discussed above was acquired at the end of the period presented. The adjustment of $2,003,595 to investment in limited partnerships and notes payable reflects the Partnership's acquisition of limited partnership interests in the identified limited partnerships as of April 10, 1997 as if the Partnership's date of acquisition was March 31, 1997. The adjustment of ($276,609) to loans receivable from limited partnerships and notes payable to limited partnerships reflects the application of the receivable to the payable.

Broadway was under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in this local limited partnership.














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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 3

Date:  June 23, 1997              By:      WNC &  Associates, Inc.,
                                           General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                    John B. Lester, Jr.,
                                                    President













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